united states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

Hyliion Holdings Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38823	82-2538002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1202 BMC Drive, Suite 100 Cedar Park, TX	78613
(Address of principal executive offices)	(Zip Code)

(833) 495-4466

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYLN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	HYLN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) amends Item 9.01 of the Current Report on Form 8-K filed by Hyliion Holdings Corp. (the “Company”) on October 7, 2020, as amended by the Amendment No. 1 on Form 8-K/A filed on October 7, 2020 (collectively, the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination. This Amendment No. 2 amends the financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited condensed financial statements of Legacy Hyliion as of and for the nine months ended September 30, 2020 and 2019 and the related notes and (b) the unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020. This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited condensed financial statements of Legacy Hyliion as of and for the nine months ended September 30, 2020 and 2019 and related notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Hyliion for the nine months ended September 30, 2020.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited condensed financial statements of Legacy Hyliion as of and for the nine months ended September 30, 2020 and 2019.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for Legacy Hyliion for the nine months ended September 30, 2020.
99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2020	HYLIION HOLDINGS CORP.

	By:	/s/ Thomas Healy
Thomas Healy
Chief Executive Officer

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